Exhibit 23.2      Consent of Rowles & Company, LLP

                     [Letterhead of Rowles & Company, LLP]

                       Consent of Independent Accountants



        We consent to the use of our name as it appears under the caption "Experts" and "Change in Accountants" in the Registration Statement on Form SB-2 and the Prospectus included therein.




                                                /s/ Rowles & Company
                                                --------------------
                                                Rowles & Company, LLP